UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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GLASSBRIDGE ENTERPRISES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GLASSBRIDGE ENTERPRISES, INC.
411 East 57th Street, Suite 1-A
New York NY  10022

November 10, 2020

Dear GlassBridge Enterprises, Inc. Stockholders:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders of GlassBridge Enterprises, Inc. (the “Annual Meeting”). We will hold the Annual Meeting on December 22, 2020, at 10:00 a.m., New York City time. You may attend the meeting online, only, by logging in at www.virtualshareholdermeeting.com/GLAE2020; there will be no physical attendance. The record date for the Annual Meeting is October 30, 2020. If you held our common stock as of the close of business on that date, you are entitled to vote at the Annual Meeting. During the meeting, we will discuss each item of business described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you expect to attend, please vote your shares either by telephone, Internet or mail so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the Notice of Internet Availability of Proxy Materials or proxy card you received for the Annual Meeting.

Sincerely,

/s/ Daniel Strauss
Daniel Strauss
Chief Executive Officer

GLASSBRIDGE ENTERPRISES, INC.
411 East 57th Street, Suite 1-A New York, NY 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 22, 2020

To the Stockholders of GlassBridge Enterprises, Inc.:

The 2020 Annual Meeting of Stockholders of GlassBridge Enterprises, Inc. (the “Annual Meeting”) will be held on December 22, 2020, at 10:00 a.m., New York City time. You may attend the meeting online, only, by logging in at www.virtualshareholdermeeting.com/GLAE2020; there will be no physical attendance. At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

1.
To elect Robert Searing and Alex Spiro, as Class II directors, with terms expiring at our 2022 Annual Meeting of Stockholders and Robert Torricelli, as a Class III director, with a term expiring at our 2023 Annual Meeting of Stockholders.

2.	To ratify the appointment of Turner, Stone & Company, L.L.P. (“Turner”) as our independent registered public accounting firm for 2020.
3.	To approve the GlassBridge Enterprises, Inc. 2020 Equity Incentive Plan.
4.	To transact such other business that may properly come before the Annual Meeting or any postponements or adjournments thereof.

The record date for the Annual Meeting is October 30, 2020. If you held our common stock as of the close of business on that date, you are entitled to vote at the Annual Meeting.

The accompanying proxy statement contains important information about the Annual Meeting and the proposals.  Please read it carefully and vote your shares at the meeting.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2, AND 3.

By Order of the Board of Directors,

/s/ Daniel Strauss
Daniel Strauss
Chief Executive Officer

New York, New York
November 10, 2020

Whether or not you expect to attend, please vote your shares either by telephone, Internet or mail so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the Notice of Internet Availability of Proxy Materials or proxy card you received for the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 22, 2020
This notice of meeting and the accompanying proxy statement are available at www.proxyvote.com

IF YOU SUBMIT YOUR SIGNED, DATED PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3.

GLASSBRIDGE ENTERPRISES, INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 22, 2020

INFORMATION CONCERNING SOLICITATION AND VOTING

Voting Procedures

We are providing this proxy statement in connection with the solicitation of proxies by the Board of Directors of GlassBridge Enterprises, Inc. (the “Company,” “GlassBridge,” “we,” “our” or “us”) for use at our Annual Meeting of Stockholders on December 22, 2020 and at all postponements or adjournments thereof (the “Annual Meeting”). The record date for the Annual Meeting is October 30, 2020. If you held our common stock as of the close of business on that date, you are entitled to vote at the Annual Meeting. As of October 30, 2020, there were approximately 25,170 shares of our common stock, $0.01 par value, outstanding. You have one vote for each share of common stock you hold, and there is no cumulative voting. The shares of common stock we hold in our treasury will not be voted and will not be counted at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote.

We first made this proxy statement available to our stockholders on or about November 10, 2020. Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent to most of our stockholders the Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our 2019 Annual Report online. Stockholders who have received the Notice will not be sent a printed copy of our proxy materials in the mail, unless they request to receive one.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 22, 2020
This proxy statement and our 2019 Annual Report are available at www.proxyvote.com

To vote your shares, please follow the instructions on the Notice you received for our Annual Meeting of Stockholders. If you received paper copies of our proxy materials, we have enclosed a proxy card for you to use to vote your shares.  Please complete, date and sign the proxy card, and return it in the enclosed envelope, or vote your proxy by telephone or Internet in accordance with the voting instructions on the proxy card.

You have several choices on each item to be voted upon at the Annual Meeting.

For the election of Robert Searing and Alex Spiro, as Class II directors, with terms expiring at our 2022 Annual Meeting of Stockholders, or for Robert Torricelli, as a Class III director, with a term expiring at our, 2023 Annual Meeting of Stockholders you may:

●	vote “FOR” all or any of the nominated directors;
●	vote “AGAINST” all or any of the nominated directors; or
●	“ABSTAIN” from voting for all or any of the nominated directors.

Directors are elected by the majority of the votes cast with respect to such director at the Annual Meeting. A majority of the votes cast means that the number of shares voted “FOR” a director must exceed the number of votes cast “AGAINST” that director. In a contested election, a situation in which the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the standard for election of directors will be a plurality of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees receiving the highest number of votes cast will be elected.

For the ratification of the appointment of the independent registered accounting firm, you may:

●	vote “FOR” ratification;
●	vote “AGAINST” ratification; or
●	“ABSTAIN” from voting on ratification.

The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting is required for ratification of the appointment of the independent registered public accounting firm.

For approval of the 2020 Equity Incentive Plan (“Plan”), you may:

●	vote “FOR” approval of the Plan;
●	vote “AGAINST” approval of the Plan; or
●	“ABSTAIN” from voting on approval of the Plan.

The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of the Plan.

If you do not specify on your proxy card (or when giving your proxy on the Internet) how you want to vote your shares, your shares will be voted “FOR” the election of all directors as nominated, “FOR” the ratification of the independent registered accounting firm, “and “FOR” the approval of the Plan.

If you change your mind after you vote your shares, you can revoke your proxy at any time before it is actually voted at the Annual Meeting by:

●	sending written notice of revocation to our Corporate Secretary;
●	submitting a signed proxy with a later date; or
●	voting by telephone or the Internet on a date after your prior telephone or Internet vote.

If you “abstain” on any matter, your shares will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote but will not be considered to have been voted on the matter. Therefore, abstentions will have the same effect as a vote “against.” If you hold shares in “street name,” and you do not provide voting instructions to your broker, your shares will be considered to be “broker non-votes” and will not be voted on any proposal on which your broker does not have discretionary authority to vote. In that case, your shares will be considered present at the meeting for purposes of determining a quorum but will not be considered to be represented at the meeting for purposes of calculating the vote on that proposal. Your broker has discretionary authority to vote your shares only on the proposal to ratify the appointment of the independent registered accounting firm.

If you would like to consent to receive our proxy materials and annual reports electronically, in the future, please follow the instructions on your proxy card.

Proxy Solicitation

We will pay the costs of preparing, printing and mailing the Notice of Annual Meeting of Stockholders and this proxy statement, including the reimbursement to banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners. In addition to the use of the mail, proxies may be solicited personally, via the Internet, or by telephone or facsimile, by our regular employees without additional compensation.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The table below shows the number of shares of our outstanding common stock, as of October 30, 2020, held by each person that we know owns beneficially (as defined by the SEC for proxy statement purposes) more than 5% of any class of our voting stock. The beneficial ownership percentages listed below are based on 25,170 shares of common stock outstanding as of October 30, 2020.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
George Hall 80 West River Road Rumson NJ 07760	7,328	29.1
Ariel Investments, LLC(1) 200 East Randolph Street, Suite 2900 Chicago IL 60601	2,351	9.3
Wells Fargo & Company(2) 420 Montgomery Street San Francisco CA 94163	2,610	10.4

(1)    Information relating to this beneficial owner is based on Amendment 10 to Schedule 13G, filed July 10, 2020.
(2)    Information relating to this beneficial owner is based on Amendment 1 to Schedule 13G, filed February 4, 2020, on behalf of its subsidiaries, Wells Fargo Funds Management, LLC, Wells Capital Management Incorporated, and Wells Fargo Clearing Services, LLC.  The beneficial owner has sole voting power and investment power as to one share, shared voting power as to 696 shares, and shared investment power as to 2,609 shares.

The table below shows the number of shares of our common stock beneficially owned, as of October 30, 2020, by each director, each nominated director, each current executive officer named in the Summary Compensation Table in this proxy statement, and all directors and executive officers as a group. Except as otherwise indicated, the named person has sole voting and investment power with respect to the shares held by that person, and the shares are not subject to any pledge. The beneficial ownership percentages listed below are based on 25,170 shares of common stock outstanding as of October 30, 2020.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Daniel Strauss (Chief Executive Officer)	620(1)	2.4
Francis Ruchalski (Chief Financial Officer)	0	-
Joseph De Perio (Chairman and Principal Executive Officer)	693(2)	2.8
Robert Searing (Director)	262(3)	1
Alex Spiro (Director)	418(3)	1.7
Robert G. Torricelli (Director)	391(3)	1.6
All Directors and Executive Officers as a Group (6 Persons)	2,384(4)	9.2

(1)	Includes 620 shares issuable pursuant to a currently exercisable option.
(2)	Includes 70 shares issuable pursuant to a currently exercisable option.
(3)	Includes 61 shares issuable pursuant to a currently exercisable option.
(4)	Includes 873 shares issuable pursuant to currently exercisable options.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Our Board of Directors is currently composed of four directors divided into three classes. The members of each class are elected to serve three-year terms, with the term of office of each class ending in successive years. The Board has nominated Messrs. Robert Searing and Alex Spiro for election as Class II directors, with terms expiring at the 2023 annual meeting of stockholders, and Mr. Robert G. Torricelli for election as a Class III director, with a term expiring at the 2022 annual meeting.  If a nominee becomes unable to serve before the election, the shares represented by proxy may be voted for a substitute designated by the Board.

Information Concerning Directors

All of our directors meet the expectations described in the section entitled, Nominating and Governance Committee. In addition, each director has a particular area of expertise that is of value to GlassBridge. Included at the end of each director’s biography is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that each of our directors should serve as a director of GlassBridge.

Class III Board Member — (Term Ending 2023)

Robert G. Torricelli
Robert G. Torricelli, age 69. joined our Board on February 27, 2017. Mr. Torricelli served in the U.S. House of Representatives from the Ninth District of New Jersey from 1982 until his election to the U.S. Senate in 1996, where he served until 2003. During his tenure in the Senate, Mr. Torricelli was a member of the Senate Finance, Governmental Affairs, Foreign Relations, Judiciary and Rules Committees and also served as Chair of the Democratic Senatorial Campaign Committee. Upon retiring from the Senate, Mr. Torricelli established a national and international business strategy firm, Rosemont Associates LLC, and created a real estate development business, Woodrose Properties LLC.  Mr. Torricelli brings to our board extensive leadership and strategic business experience.

Class II Board Members — (Term Ending 2022)

Robert Searing
Robert Searing, age71, joined our Board on August 26, 2015. Mr. Searing has been the Chief Operating Officer and the Chief Financial Officer of BH Asset Management, LLC, a Registered Investment Advisory firm, since January 2010. From 2003 to 2009, he was the Chief Operating Officer of Schottenfeld Group, LLC, an investment advisory and broker dealer firm. Mr. Searing is also a Certified Public Accountant.
Mr. Searing brings to our Board his experience as a financial leader with significant depth and breadth of knowledge in dealing with complex financial and accounting matters as well as broad managerial expertise.

Alex Spiro
Alex Spiro, age 38, joined our Board on August 26, 2015. Mr. Spiro has been a partner at Quinn Emanuel Urquhart & Sullivan LLP since October 2017. Prior to that, Mr. Spiro had been an attorney at Brafman and Associates in New York City since July 2013. In that position, Mr. Spiro has handled an array of complex litigation and investigations. Prior to his joining Brafman and Associates, from September 2008 to July 2013, Mr. Spiro worked as a Manhattan prosecutor. Mr. Spiro formerly was the director of an autism children’s program at McLean Hospital, Harvard’s psychiatric hospital. Mr. Spiro is a graduate of the Harvard Law School where he remains on the adjunct faculty. Mr. Spiro serves on the board of ARRIVE, the venture capital arm of Roc Nation. He has lectured and written on a variety of subjects related to psychology and the law.  Mr. Spiro brings to our Board his significant analytical and overall business leadership skills.

Class I Board Member, Continuing in Office— (Term Ending 2021)

Joseph A. De Perio
Joseph A. De Perio, age 42, is our Chairman and principal executive officer. Mr. De Perio joined our Board on May 20, 2015. On March 22, 2017, the Board appointed Joseph De Perio to serve as its Chairman and as the Company’s principal executive officer, effective on the same day. Previously, Mr. De Perio served as the Board’s Non-Executive Chairman. Mr. De Perio is the Co-Founder of Sport-BLX, Inc. since January 2019. Earlier, Mr. De Perio served as a Senior Portfolio Manager of Clinton since October 2010. Mr. De Perio also served on the Board of directors of Viking Systems, Inc., a leading worldwide developer, manufacturer, and marketer of 3D and 2D visualization solutions for complex minimally invasive surgery, from June 2011 until its sale to Conmed Corporation in October 2012, and Overland Storage, Inc. (f/k/a Overland Data, Inc.), a provider of data protection appliances, from April 2011 until its sale to Sphere 3D Corporation in December 2014. Mr. De Perio received a B.A. in business economics and organizational behavior management with honors from Brown.
niversity.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF ROBERT SEARING AND ALEX SPIRO, AS CLASS II MEMBERS, AND ROBERT G. TORRICELLI, AS A CLASS I MEMBER, OF OUR BOARD OF DIRECTORS.

Assuming the presence of a quorum, directors in uncontested elections are elected by the majority of the votes cast with respect to such director at the Annual Meeting. A majority of the votes cast means that the number of shares voted “FOR” a director must exceed the number of votes cast “AGAINST” that director. In a contested election, a situation in which the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the standard for election of directors will be a plurality of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees receiving the highest number of votes cast will be elected.

If a nominee who is serving as a director is not elected at the Annual Meeting, under Delaware law the director would continue to serve on the Board as a “holdover director.” However, under our bylaws, any director who fails to be elected must offer to tender his or her resignation to the Board of Directors. The Nominating and Governance Committee will then make a recommendation to the Board whether to accept or reject the resignation or whether other action should be taken. The Board of Directors will act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date the election results are certified. The director who tenders his or her resignation will not participate in the Board’s decision.

Corporate Governance

Corporate Governance Guidelines

Our Board of Directors is committed to sound and effective corporate governance practices. Our Board of Directors has adopted Corporate Governance Guidelines (“Guidelines”) which describe the Board’s governance principles and procedures. The Guidelines cover director qualifications and retirement policy, director responsibilities, Board committees, director access to officers and employees, director compensation, director orientation and continuing education, Chief Executive Officer evaluation and management succession, and the annual performance evaluation of the Board. You may request a copy of the Guidelines, which will be provided at no cost to you, by contacting GlassBridge Enterprises, Inc., c/o Corporate Secretary, 411 East 57th Street, Suite 1-A, New York NY  10022.

Code of Ethics

We adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, and all of our other employees. If we make any amendments to our code of ethics other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, or controller or persons performing similar functions requiring disclosure under applicable SEC rules, we intend to disclose the nature of such amendment or waiver on Form 8-K, Item 5.05. You may request a copy of the code of ethics, which will be provided at no cost to you by contacting GlassBridge Enterprises, Inc., c/o Corporate Secretary, 411 East 57th Street, Suite 1-A, New York NY  10022.

Annual Meeting Attendance Policy

Directors are expected to attend our Annual Meeting. All four of our directors attended our 2019 Annual Meeting of Stockholders.

Communications with the Board

Our Board of Directors has a process in place for interested parties to communicate directly with our directors. If any interested party wants to make concerns known to our Board of Directors, communication can be sent to the Board of Directors, GlassBridge Enterprises, Inc., c/o Corporate Secretary, 411 East 57th Street, Suite 1-A, New York NY  10022. Communications sent to the mailing address will be sent to our Corporate Secretary who will then circulate the communications to the Board members as appropriate.

Risk Oversight

Our Board has responsibility for risk oversight, focusing on our overall risk management strategy, our degree of tolerance for risk, and the steps management is taking to manage our risks. Management reports on its risk management process to the Board of Directors, quarterly. The Audit and Finance Committee also receives quarterly reports on key financial risks that could affect us.  Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking.

The Board of Directors oversees our risk management process, and our management is responsible for day-to-day risk assessment and mitigation activities. We believe this division of responsibilities provides an effective approach for addressing our risks and that our Board leadership structure (with the separation of the Chairman of the Board from the Chief Executive Officer, to strengthen the Board of Directors general oversight role) is aligned with this approach.

Director Independence

Our Board of Directors has reviewed whether our directors and nominees are “independent.”  Our Board considers to not be independent any person having a relationship that would interfere with the exercise of independent judgment in carrying out the person’s responsibilities as a director.  The following persons will be considered not independent:

•	a director who is, or at any time during the past three years was, an executive officer or employee of the Company;
•
a director who accepted or has a family member who accepted any compensation from the Company exceeding $120,000 during any fiscal year within the three years preceding the determination of independence, other than compensation for board or board committee service; compensation paid to a family member who is an employee (other than an executive officer) of the Company; or benefits under a tax-qualified retirement plan or nondiscretionary compensation; or

•	a director who is a family member of a person who is, or at any time during the past three years was, employed by the Company as an executive officer.

“Family member” means a person’s spouse, parents, children, and siblings, whether by birth, marriage, or adoption, or anyone residing in that person’s home.

None of the directors or nominees, except Mr. De Perio, had a relationship with the Company that the Board considers would interfere with the director’s or nominee’s independence or would not be independent under the enumerated criteria.  Therefore, the Board determined that each of the directors and nominees, except Mr. De Perio, is independent.

Meetings of the Board; Board Committees

Meetings of the Board

During 2019, the Board of Directors held a total of 16 meetings. Each director attended at least 75% of the total meetings of the Board of Directors and the Board committees on which the director served.

Committees of the Board

The standing committees of the Board of Directors include the Audit and Finance Committee, the Compensation Committee, and the Nominating and Governance Committee. Each of the Board committees has adopted a written charter that describes the functions and responsibilities of the committee. You may request a copy of the charters for our Audit and Finance Committee, Compensation Committee and Nominating and Governance Committee, which will be provided at no cost to you by contacting GlassBridge Enterprises, Inc., c/o Corporate Secretary, 411 East 57th Street, Suite 1-A, New York NY  10022. The Board also established ad hoc committees or subcommittees from time to time to review particular issues such as material merger and acquisition activity.

Audit and Finance Committee

Members:    Messrs. Searing (Chair) and Torricelli.  The Board has determined that each member of the Audit and Finance Committee is independent, and that Mr. Searing qualifies as an audit committee financial expert, as defined under SEC rules.

Number of meetings in 2019:  4

Functions:

●	Reviews our consolidated financial statements, including accounting principles and practices
●	Appoints or replaces our independent registered public accounting firm and approves the scope of its audit services and fees
●	Reviews and approves non-audit services performed by and fees of our independent registered public accounting firm
●	Reviews our compliance procedures and scope of internal controls
●	Reports to the Board of Directors on the adequacy of financial statement disclosures and adherence to accounting principles
●	Reviews financial policies that may impact our financial statements
●	Oversees our internal audit function with the Manager of Internal Audit reporting directly to the Audit and Finance Committee
●	Monitors compliance with financing agreements
●	Monitors the functions of our Pension and Retirement Committee
●	Reviews and approves any related person transactions under our related person transaction policy

Under our Guidelines, no director may serve on a total of more than three public company audit committees. All of our directors are in compliance with that provision of our Guidelines.

The Audit and Finance Committee has taken the following actions with respect to GlassBridge’s audited financial statements for the year ended December 31, 2019:

●	The Audit and Finance Committee has reviewed and discussed the audited financial statements with GlassBridge’s management.
●
The Audit and Finance Committee has discussed with Turner, Stone & Company, L.L.P., GlassBridge’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”).

●
The Audit and Finance Committee has received the written disclosures and the letter from Turner, Stone required by applicable requirements of the PCAOB regarding Turner, Stone’s communications with the Audit and Finance Committee concerning independence and has discussed with Turner, Stone its independence from GlassBridge. In connection with its review of Turner’s independence.

●
Based on the review and discussions described above, the Audit and Finance Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

AUDIT AND FINANCE COMMITTEE Robert Searing, Chairman Robert G. Torricelli

The material in this report of the Audit Committee is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

Members:     Messrs. Searing (Chair) and Spiro

Number of meetings in 2019:  As a result of the numerous meetings held by the Board during 2019, the Board, a majority of whom are independent, also administered matters ordinarily handled by the Compensation Committee, which, accordingly, did not meet, formally, during 2019.
Functions:

●	Reviews and approves compensation and benefits programs for our executive officers and key employees
●	Oversees executive evaluation process and approves compensation for executives other than the Chief Executive Officer
●	Reviews and recommends Chief Executive Officer compensation to the independent directors
●	Reviews executive stock ownership guidelines and progress in meeting the guidelines
●	Oversees implementation of certain stock and compensation plans

Nominating and Governance Committee

Members:      Messrs. Spiro (Chair) and Mr. Searing.

Number of meetings in 2019:  As a result of the numerous meetings held by the Board during 2019, the Board, a majority of whom are independent, also administered matters ordinarily handled by the Nominating and Governance Committee, which, accordingly, did not meet, formally, during 2019.
Functions:

●
Advises and makes recommendations to the Board on all matters concerning directors (such as independence evaluations, committee assignments, director compensation and director stock ownership guidelines) and corporate governance matters

●	Advises and makes recommendations to the Board on the selection of candidates as nominees for election as directors
●	Reports to the Board on succession planning, including succession in the event of retirement of the Chief Executive Officer
●	Oversees the evaluation of the Chief Executive Officer

The Nominating and Governance Committee will consider qualified candidates for Board membership submitted by stockholders. A candidate for election to the Board needs the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care in his or her representation of the interests of stockholders. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibilities within their chosen fields, and have the ability to quickly grasp complex principles of business, finance and international transactions and those regarding our industry. In general, candidates will be preferred who hold an established executive level position and have extensive experience in business, finance, law, education, research or government. The Nominating and Governance Committee also reviews the current composition of the Board to determine the needs of the Board in terms of diversity of candidates including diversity of skills and experience, but the Nominating and Governance Committee does not have a specific policy with regard to the consideration of diversity. The Nominating and Governance Committee will consider all these criteria for nominees identified by the Nominating and Governance Committee, by stockholders or through some other source. The Nominating and Governance Committee also uses external search firms to assist it in locating candidates that meet the criteria for qualified candidates. When current Board members are considered for nomination for re-election, the Nominating and Governance Committee will also take into consideration their prior Board contributions, performance and meeting attendance records.

Stockholders who want to submit a qualified candidate for Board membership can do so by sending the following information to the Nominating and Governance Committee (c/o Corporate Secretary, 411 East 57th Street, Suite 1-A, New York NY  10022):

●	name of the candidate and a brief biographical sketch and resume;
●	contact information for the candidate and a document evidencing the candidate’s willingness to serve as a director if elected; and
●	a signed statement as to the submitting stockholder’s current status as a stockholder and the number of shares currently held.

The Nominating and Governance Committee will conduct a process of making a preliminary assessment of each proposed nominee based upon his or her resume and biographical information, an indication of the individual’s willingness to serve, and other relevant information. This information will be evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be subject to a background investigation and may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Governance Committee will determine which nominee(s) to recommend to the Board to submit for election at the next annual meeting. The Nominating and Governance Committee will use the same process for evaluating all nominees, regardless of the original source of the nomination. Any nominations for director to be made at an annual meeting of stockholders must be made in accordance with the requirements set forth under the caption, Stockholder Proposals for 2021 Annual Meeting.

Management Compensation

We are a “smaller reporting company,” as such term is defined in Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”), and Item 10 of Regulation S-K. Accordingly, and in accordance with relevant SEC rules and guidance, we have elected, with respect to the disclosures required by Item 402 of Regulation S-K, to comply with the disclosure requirements applicable to smaller reporting companies.

Compensation of Directors

During 2019, non-employee directors were compensated for Board service in accordance with the following:

●	Annual Retainer: $21,250
●	Committee Chairperson Fee: $10,000 per year for serving as chair of the Audit and Finance Committee
●	Chairman Fee: $67,500 (in addition to the Annual Retainer received by all Directors, for a total of $88,750)

The Nominating and Governance Committee reviews Board compensation every year.

In lieu of cash, non-employee directors may elect to receive all or part of their fees in shares of common stock or in restricted stock units equivalent to shares of common stock.

Director Compensation for 2019

The table below provides information relating to compensation of our directors for 2019.

Name	Fees Earned or Paid in Cash ($)	Stock Awards($)	Option Awards($)(1)	All Other Compensation ($)(2)	Total($)
Joseph A. De Perio	88,750	0	0	90,000	178,750
Robert Searing	31,250	0	0	10,000	41,250
Alex Spiro	21,250	0	0	10,000	31,250
Robert Torricelli	21,250	0	0	10,000	31,250

(1)
In 2019, Messrs. De Perio and Messrs. Searing, Spiro and Torricelli were each awarded a stock option to purchase 165 shares and 145 shares, respectively. The aggregate number of outstanding stock options held by each director as of the last day of the fiscal year 2019 was the number of the shares awarded to such director in 2019.

(2)
Comprises additional compensation paid in connection with transactions with Orix PTP Holdings, LLC and settlement of claims resulting from levies on the sale of optical media in France and The Netherlands.

In August 2020, the Board increased the annual fee for each director to $60,000, the additional annual fee for the chairman of the Audit and Finance Committee to $75,000, and the Chairman’s additional annual fee to $90,000.

Indemnification Agreements

It is our policy to indemnify directors and officers against any costs, expenses and other liabilities to which they may become subject by reason of their service to us and to insure our directors and officers against such liabilities to the extent permitted by applicable law. Our bylaws provide for indemnification of our directors, officers and employees against those costs, expenses and other liabilities as long as the director, officer or employee acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, our best interests. We also enter into indemnity agreements with each of our directors pursuant to which we agree to indemnify each director to the full extent provided by applicable law and our bylaws as currently in effect.

Executive Officers; Compensation of Named Executive Officers

Executive Officers of the Company

Our current executive officers as of October 30, 2020 are as follows:

●	Joseph A. De Perio, Chairman and principal executive officer
●	Daniel A. Strauss, Chief Executive Officer
●	Francis Ruchalski, Chief Financial Officer

Information regarding Mr. De Perio’s business experience is described under the caption PROPOSAL I, Election of Directors—Information about Directors.

Daniel A. Strauss, age 36, has served as our Chief Executive Officer since March 2019. Mr. Strauss served as our Chief Operating Officer from March 2017 through December 2019. Mr. Strauss was a Portfolio Manager at Clinton from 2010 until 2019. Mr. Strauss is currently the Chief Executive Office of our subsidiary Adara Enterprises Corp. (“Adara”) and is a member of the board of directors of Adara and its subsidiary Sport-BLX, Inc. (“SportBLX”). Mr. Strauss also serves on the Board of ARRIVE, the venture capital arm of Roc Nation. Mr. Strauss has over ten years of experience in corporate finance as a portfolio manager and investment analyst in private and public equity. At Clinton, Mr. Strauss was responsible for evaluating and executing private equity transactions across a range of industries. Post-investment, Mr. Strauss was responsible for the ongoing management and oversight of Clinton’s portfolio investments. From 2008 to 2010, he worked for Angelo, Gordon & Co., as a member of the firm’s private equity and special situations area. Mr. Strauss was previously with Houlihan Lokey, where he focused on mergers and acquisitions from 2006 to 2008. Mr. Strauss has served on the boards of directors of Pacific Mercantile Bancorp (NASDAQ: PMBC) from August 2011 until December 2015 and Community Financial Shares, Inc. (OTC: CFIS) from December 2012 until its sale to Wintrust Financial Corporation in July 2015. Mr. Strauss received a Bachelor of Science in Finance and International Business from the Stern School of Business at New York University.

Francis Ruchalski, age 56, is our Chief Financial officer. Mr. Ruchalski is also the Chief Financial Officer of Clinton and a member of its board of directors. He has been employed by Clinton since 1997. In addition, Mr. Ruchalski is the Chief Financial Officer of SportBLX, a member of its board of directors, and a member of the board of directors of Adara. Prior to joining Clinton, Mr. Ruchalski was an audit manager with Anchin, Block & Anchin, LLP, a certified public accounting firm, from 1986 to 1997. Mr. Ruchalski’s responsibilities while with Anchin, Block & Anchin LLP included client auditing and financial and taxation planning. Mr. Ruchalski holds a bachelor of science in accounting from St. John’s University.

Summary Compensation Table for 2019

The table below summarizes compensation of our named executive officers for 2019 and 2018.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Stock Awards ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compen- sation	Total

Joseph De Perio(1) (Chairman and Principal Executive Officer)	2019	0	0	0	0	0	0	0	0
	2018	0	0	0	0	0	0	0	0

Daniel Strauss(2) (Chief Executive Officer and Former Chief Operating Officer)	2019	53,030	0	0	0	0	0	312,000	365,530
	2018	0	0	0	0	0	0	0	0

Danny Zheng(3) (Former Interim Chief Executive Officer and Chief Financial Officer)	2019	83,393	110,250	0	0	1,500	0	102,325	297,469
	2018	315,000	230,000	0	0	110,250	900	0	656,150

Francis Ruchalski(4) (Chief Financial Officer)	2019	14,583	0	0	0	0	0	80,000	94,583
	2018	0	0	0	0	0	0	0	0

(1)	Mr. De Perio receives no salary as principal executive officer of the Company. See, Director Compensation for 2019, for Mr. De Perio’s compensation as a director and Chairman.
(2)
2019 All Other Compensation consists of additional compensation paid in connection with transactions with Orix PTP Holdings, LLC and settlement of claims resulting from levies on the sale of optical media in France and The Netherlands.. Mr. Strauss serves as our Chief Executive Officer pursuant to the terms of an employment agreement with the Company dated December 18, 2019. Prior to entering into the employment agreement, Mr. Strauss served as our Chief Executive Officer and Chief Operating Officer pursuant to an Amended and Restated Services Agreement, between the Company and Clinton.  See, “Related Party Transactions.” On December 18, 2019, Mr. Strauss amended his employment agreement with the Company’s subsidiary Adara, to provide for at-will employment at a salary of $200,000 per year. Mr. Strauss received no compensation from the Company for 2018.

(3)	2019 All Other Compensation consists of severance pay and unused vacation pay. Mr. Zheng resigned as an executive officer of the company effective March 29, 2019.
(4)
2019 All Other Compensation consists of additional compensation paid in connection with transactions with Orix PTP Holdings, LLC and settlement of claims resulting from levies on the sale of optical media in France and The Netherlands. Mr. Ruchalski was named the Company’s Chief Financial Officer effective March 29, 2019. Previously, he served as Chief Financial Officer pursuant to the Amended and Restated Services Agreement referred to in Note (2).  Mr. Ruchalski received no compensation from the Company for 2018.

On December 18, 2019, Mr. Strauss entered into an employment agreement with the Company as the Company’s Chief Executive Officer and amended his employment agreement with Adara. Previously, Mr. Strauss served as the Company’s Chief Executive Officer and Chief Operating Officer pursuant to the Services Agreement.

The material terms of the employment agreement with the Company:

●	Mr. Strauss will be an at-will employee with an annual salary of $200,000; and
●	Mr. Strauss is eligible to participate in the compensation and benefit programs generally available to the Company’s executive officers.

The material terms of the employment agreement with Adara, are as follows:

●	Mr. Strauss will be an at-will employee with an annual salary of $200,000; and
●	Mr. Strauss is eligible to participate in the compensation and benefit programs generally available to the Company’s executive officers.

In connection with transactions consummated July 21, 2020, referred to under the caption, Related Person Transactions, the Board authorized a $425,000 bonus to Mr. Strauss.

In August 2020, Adara approved a one-time payment of $37,500 to each member of the board of directors of AEC. Mr. Strauss and Francis Ruchalski are members of the Adara board.

Equity Awards Outstanding at 2019 Year-End

The following table summarizes the total outstanding equity awards as of December 31, 2019, for each of the named executive officers in the Summary Compensation Table.

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) un- exercisable	Option exercise price ($)	Option expiration date
Joseph De Perio(1)	14	151	106	09/06/2029	0
Daniel Strauss(2)	428	332	106	09/06/2029	0
Francis Ruchalski	0	0	--	--	0

(1)	Mr. De Perio’s stock option vests in 12 quarterly installments beginning January 1, 2020.
(2)	One-half of Mr. Strauss’s stock option vested on date of grant, and the remainder vests in 24 quarterly installments beginning October 1, 2019.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers to file reports of ownership and changes in ownership of our common stock with the SEC. We are required to identify any of those individuals who did not file such reports on a timely basis. We believe that during 2019 all of our directors and executive officers complied with their Section 16(a) filing requirements, except that Messrs. Strauss, De Perio, Searing, Spiro, and Torricelli each filed, late, a Form 4 regarding the grant of a stock option.

Related Person Transactions

On January 1, 2019, the Company and Clinton, which is controlled by Mr. George Hall, beneficial owner of 29.1% of our common stock (“Clinton”), entered into a management service agreement (the “Management Service Agreement”), pursuant to which Clinton agreed to provide certain services to the Company.  Prior to being appointed our Chief Executive Officer and Chief Financial Officer, respectively, Mr. Strauss served as our Chief Executive Officer and Chief Operating Officer, and Mr. Ruchalski served as our Chief Financial Officer, pursuant to the terms of the Amended and Restated Services Agreement we entered into with Clinton on March 29, 2019 (the “Amended Services Agreement”), replacing in its entirety the Services Agreement we entered into with Clinton on March 2, 2017.  Clinton also made available other employees of Clinton as necessary to manage certain business functions, as deemed necessary in the sole discretion of Clinton to provide other management services.  On December 18, 2019, Clinton and the Company terminated the Management Service Agreement and Amended Services Agreement, effective March 20, 2020.  Under these agreements, for 2019, through the effective date of termination, and for 2018, the Company paid Clinton $1,400,000, and $500,000, respectively.  In connection with the terminations, the Company and Mr. Strauss entered into, and the Company’s subsidiary Adara and Mr. Strauss amended, the employment agreements described following the table under the caption, Summary Compensation Table for 2019.

In January 2019, for total consideration of $1,000,000, Sport-BLX Inc. issued to the Company shares of SportBLX common stock, constituting 9.0% of the common stock outstanding after giving effect to the transaction. Immediately before the transaction, Mr. Hall, SportBLX’s Executive Chairman and CEO, held 65.6% of SportBLX’s outstanding shares; certain other directors and executive officers of SportBLX are also directors or executive officers of the Company.

In September 2019, the Company paid success fees to Clinton totaling approximately $3,983,000 in connection with the completion of a transaction between Adara and Orix PTP Holdings, LLC (“Orix”) and settlement of claims against the Company by the Pension Benefit Guaranty Corporation, in addition to a payment, in May 2019, of $250,000, in consideration of Clinton’s efforts regarding the settlement.

In November 2019, the Company and Clinton Special Opportunities Fund LLC (“CSO”), wholly owned by Mr. Hall, entered into a Credit Facility Letter Agreement pursuant to which the Company extended to CSO a one-year revolving credit facility in the aggregate principal amount up to $1,000,000, bearing 10% interest. CSO’s obligations were secured by security interests in all of CSO’s assets, including all of CSO’s Company common stock, and guaranteed by Mr. Hall.  In July 2020, the facility was terminated, and the Fund’s obligation of $520,000 principal amount and accrued interest thereunder were set off against the Company’s interest obligations under the promissory note to Mr. Hall referred to in the next paragraph.

In December 2019, the Company purchased from Mr. Hall shares of SportBLX common stock representing 28.1% of the outstanding shares, in exchange for $1,346,302 in cash and a $12,116,718 principal amount promissory note bearing interest at a 5% annual rate, due December 12, 2022.  On the same date, the Company purchased from Joseph A. De Perio shares of SportBLX common stock representing 12.6% of the outstanding shares, in exchange for $606,198 in cash and a $5,455,782 principal amount promissory note bearing 5% interest, due December 12, 2022. Interest under the notes is payable in arrears on the first day of each calendar quarter in cash, or, at the Company’s option, in shares of common stock of the Company, at a price reflecting market value. Mr. De Perio owns 2.47% of the Company’s common stock, is Company’s Chairman and principal executive officer and SportBLX’s president.

In June 2020, SportBLX entered into a subscription agreement with Sport-BLX Securities, Inc. (“Securities”) for SportBLX’s proprietary sports-based alternative asset trading platform (the “Platform”) via which the customer, Securities, may issue sports-related securities that are tradeable by investors. Mr. Hall and Mr. De Perio own 65.5% and 28.1% of Securities, respectively. As consideration for the subscription, SportBLX received a one-time up-front subscription fee of $150,000 and will receive a monthly subscription fee of $100,000 during the first year of the contract. The fee increases to $137,500, monthly, for the remaining year of the initial term. Thereafter, upon renewal, SportBLX may increase the fee by an amount not to exceed five percent of the previous year’s fee. The agreement also provides fees of $75,000 for each new tradable asset listed by the customer on the Platform. The subscription is effective for a two year term and automatically renews for consecutive one-year renewal terms unless either party provides notice to the other party of its intention not to renew prior to the end of the initial or renewal term. Either party may terminate the agreement for convenience upon 30 days’ notice to the other party. As of October 31, 2020, SportBLX had received $550,000.00 in fees under the subscription.

In June 2020, SportBLX borrowed $150,000 from CSO, $40,000 from Mr. De Perio, and $213,800 from Securities.  Each loan bears interest at an 8% annual rate and matures on July 1, 2021 or earlier demand.

In July 2020, as part of a series of related transactions (the “July 2020 Transactions”), the Company purchased from GEH Capital, LLC, wholly owned by George Hall, certain of that company’s quantitative trading software, for $1,750,000. Thereafter, the Company sold to GEH Sport LLC, wholly owned by Mr. Hall, for $1.00, all outstanding membership interests in Adara Asset Management, LLC (“AAM”), and AAM incurred a $13,000,000 obligation to Orix.  At the time, AAM’s only assets were its ownership of the general partner interest in The Sports & Entertainment Fund, L.P., which holds a $17.8 million investment, the related commodities pool operator registration, and $1,790,000, in cash.

In connection with the closing of transactions referred to in the previous paragraph, the Company paid a $250,000 consulting fee to George Hall and a $200,000 consulting fee to a third party. Alex Spiro, a Company director who introduced the consultant to the Company, received $120,000 of the consulting fee.

Related Person Transaction Policy

In accordance with our policy regarding transactions with related persons, our Chief Financial Officer and the Audit and Finance Committee are responsible for the review and approval of all transactions with related persons that are required to be disclosed under the rules of the SEC. Under the policy, a “related person” includes any of our directors or executive officers, certain of our stockholders and any of their respective immediate family members. The policy applies to transactions in which the Company is a participant, the amount involved exceeds $120,000, and a related person has a direct or indirect material interest. A related person’s material interest in a transaction is to be determined based on the significance of the information to investors in light of all the circumstances. Under the policy, key management meets quarterly to review the list of related parties and to discuss related party transactions. The Audit and Finance Committee also reviews each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction, and the benefits to GlassBridge and to the relevant related party. In determining whether to approve a related party transaction, the Audit and Finance Committee will consider the factors it deems relevant to the related party transaction, including, among other things, whether the terms of the related party transaction are fair to the Company on the same basis as would apply if the transaction did not involve a related party.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee has appointed Turner, Stone & Company, L.L.P., as our independent registered public accounting firm to audit our consolidated financial statements for 2020. Turner has audited our financial statements since 2018. Representatives of Turner will attend the Annual Meeting and will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of Turner as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board of Directors is submitting the appointment of Turner to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit and Finance Committee will reconsider whether to retain Turner. Even if the appointment is ratified, the Audit and Finance Committee, which is solely responsible for appointing and terminating our independent registered public accounting firm, may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that a change would be in our best interest and in the best interest of our stockholders.

During 2018, the Company dismissed Marcum LLP (“Marcum”) as our independent registered public accounting firm.  The dismissal was approved by the Board of Directors and Audit and Finance Committee.

The reports of Marcum on the Company’s consolidated financial statements as of and for 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended December 31, 2017 and December 31, 2016 and through June 30, 2018, the interim period, (i) there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the matter in their reports on the Company’s financial statements for the such years and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Audit and Other Fees

Below is a listing of the services provided by type and amount charged to us by our independent registered public accounting firms for 2019 and 2018.

	2019	2018(1)
Audit Fees: GAAP and statutory audits	$89,000	$363,552
Audit-Related Fees: Services related to business transactions	$0	$0

Total Audit-Related Fees	$89,000	$363,552
Tax Fees (tax preparation, advice and consulting)	$0	$9,806

All Other Fees: Other Business Consulting Fees	$0	$12,128

(1) Including audit fee of $335,373 and tax fees of $9,806 to Marcum.

Audit and Finance Committee Pre-Approval Policy of Audit and Permissible Non-Audit Services

All the services provided by our independent registered public accounting firm are subject to pre-approval by the Audit and Finance Committee. The Audit and Finance Committee has authorized the Chairman of the Audit and Finance Committee to approve services by our independent registered public accounting firm if there is a need for approval prior to the next full Audit and Finance Committee meeting. The Chairman reports any pre-approval decisions to the Audit and Finance Committee at its next scheduled meeting.

With respect to each proposed pre-approved service, our independent registered public accounting firm provides back-up documentation as requested, including estimated fees regarding the specific services to be provided. The Audit and Finance Committee (or Chairman, as applicable) reviews the services and the estimated fees and considers whether approval of the proposed services will have a detrimental impact on our independent registered public accounting firm’s independence prior to approving any service. At least annually, a member of our management reports to the Audit and Finance Committee all audit and non-audit services performed during the previous twelve months and all fees billed by our independent registered public accounting firm for those services.

In 2019 and 2018, all audit services, audit-related services, tax services and those items described above, under “All Other Fees,” were pre-approved by the Audit and Finance Committee or the Chairman.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting is required for ratification of the appointment of the independent registered public accounting firm.

PROPOSAL NO. 3

APPROVAL OF 2020 EQUITY INCENTIVE PLAN

Equity Incentive Plan

Our Board of Directors has adopted and approved the GlassBridge Enterprises, Inc. 2020 Equity Incentive Plan (the “Plan”).  The Plan will become effective on October 30, 2020, the date Board adopted the Plan, and is a comprehensive incentive compensation plan under which we can grant equity-based and other incentive awards to officers, employees and directors of, and consultants and advisers to, the Company and its subsidiaries.  The purpose of the Plan is to help us attract, motivate and retain such persons and thereby enhance stockholder value.

Administration.  The Plan will be administered by the Compensation Committee of the Board of Directors (the “Plan Committee”) consisting of persons who, upon completion of this offering, will each be (i) “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act,” and such directors, “Non-Employee Directors,”) and (ii) “independent” for purposes of any applicable listing requirements.  If a member of the Plan Committee is eligible to receive an award under the Plan, such Plan Committee member shall have no authority hereunder with respect to his or her own award.  Among other things, the Plan Committee has complete discretion, subject to the terms of the Plan, to determine the employees, non-employee directors and non-employee consultants to be granted awards under the Plan, the type of awards to be granted, the number of shares subject to each award, the exercise price under each option and the base price for each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the shares underlying the award, and the required withholdings, if any.  The Plan Committee is also authorized to construe the award agreements, and may prescribe rules relating to the Plan.

Grant of Awards; Common Stock Available for Awards.  The Plan provides for the grant of awards that are incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), unrestricted shares, restricted shares, restricted stock units, performance stock, performance units, SARs, tandem stock appreciation rights, distribution equivalent rights, or any combination of the foregoing, to key management employees, non-employee directors, and non-employee consultants of the Company or any of its subsidiaries (each a “participant”); however, solely Company employees or employees of the Company’s subsidiaries are eligible to receive ISOs.  We have reserved a total of 2,900 shares for issuance as or under awards to be made under the Plan.  To the extent that an award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its participant terminate, any shares subject to such award shall again be available for the grant of a new award.  The Plan shall continue in effect, unless sooner terminated, until the 10th anniversary of the date on which it is adopted by the Board of Directors (except as to awards outstanding on that date). The Board of Directors in its discretion may terminate the Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a participant, without the consent of the participant, with respect to any award previously granted.  The number of shares for which awards which are options or SARs may be granted to a participant under the Plan during any calendar year is limited to 160.

Future new hires, non-employee directors and additional non-employee consultants are eligible to participate in the Plan as well.  The number of awards to be granted to officers, non-employee directors, employees and non-employee consultants cannot be determined at this time as the grant of awards is dependent upon various factors such as hiring requirements and job performance.

Options.  The term of each stock option shall be as specified in the option agreement; provided, however, that except for ISOs granted to an employee who owns or is deemed to own (by reason of the attribution rules applicable under Code Section 424(d)) more than 10% of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code (a “ten percent stockholder”), no option shall be exercisable after the expiration of ten years from the date of its grant (five years for an employee who is a ten percent stockholder).

The price at which a share may be purchased upon exercise of a stock option shall be determined by the Plan Committee; provided, however, that such option price (i) shall not be less than the fair market value of a share of common stock on the date such stock option is granted, and (ii) shall be subject to adjustment as provided in the Plan.  The Plan Committee or the Board of Directors shall determine the time or times at which, or the circumstances under which, a stock option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, and the methods by or forms in which shares will be delivered or deemed to be delivered to participants who exercise stock options.

ISOs will comply in all respects with Section 422 of the Code.  The exercise price of an ISO granted to a ten percent stockholder (to the extent required by the Code at the time of grant) shall be no less than 110% of the fair market value of a share on the date such ISO is granted.  ISOs may only be granted to employees of the Company or the Company’s subsidiaries.  In addition, the aggregate fair market value of the shares subject to an ISO (determined at the time of grant) that are exercisable for the first time by an employee during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) may not exceed $100,000.  Any Option specifying that it is not intended to qualify as an ISO or that fails to meet the ISO requirements at any point in time will automatically be treated as a NQSO.

Unrestricted Stock Awards.  An unrestricted stock award is an award or sale of shares to an employee, non-employee director, or non-employee consultant that is not subject to transfer restrictions in consideration for past services rendered to the Company (or any of its subsidiaries) or for other consideration.

Restricted Stock Awards.  A restricted stock award is a grant or sale of shares to the participant, subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Committee or the Board of Directors may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Committee or the Board of Directors may determine at the date of grant or purchase or thereafter.  If provided for under the restricted stock award agreement, a participant who is granted or has purchased restricted stock shall have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Committee or the Board of Directors or in the award agreement).  During the restricted period applicable to the restricted stock, subject to certain exceptions, the restricted stock may not be sold, transferred, pledged, exchanged, hypothecated, or otherwise disposed of.

Restricted Stock Unit Awards.  A restricted stock unit award provides for a grant of shares or a cash payment to be made to the participant upon the satisfaction of predetermined individual service-related vesting requirements, based on the number of units awarded to the participant.  The Plan Committee sets forth in the applicable restricted stock unit award agreement the individual service-based vesting requirements which the participant would be required to satisfy before the participant would become entitled to payment and the number of units awarded to the participant.  At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions.  The holder of a restricted stock unit is entitled to receive a cash payment equal to the fair market value of a share, or one share, as determined in the sole discretion of the Plan Committee and as set forth in the restricted stock unit award agreement, for each restricted stock unit subject to such restricted stock unit award, if and to the extent the participant satisfies the applicable vesting requirements.  The payment or distribution is made no later than by the 15th day of the third calendar month following the year in which the restricted stock unit first becomes vested, unless otherwise structured to comply with Code Section 409A.

Performance Stock Awards.  A performance stock award provides for the distribution of shares (or cash equal to the fair market value of shares) to the participant upon the satisfaction of predetermined individual and/or Company goals or objectives.  The Plan Committee sets forth in the applicable performance stock award agreement the performance goals and objectives (and the period of time to which the goals and objectives apply), which the participant and/or Company would be required to satisfy before the participant would become entitled to the receipt of shares (or cash equal to the fair market value of hares) pursuant to the participant’s performance stock award and the number of shares of shares subject to the performance stock award.  The vesting restrictions under any performance stock award shall constitute a “substantial risk of forfeiture” under Section 409A of the Code and, if the goals and objectives are achieved, the distribution of the shares is made no later than by the 15th day of the third month following the year to which the goals and objectives relate, unless otherwise structured to comply with Code Section 409A.  At the time of the award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions.  The participant of a performance stock award has no rights as a stockholder until such time, if any, as the participant actually receives shares pursuant to the performance stock award.

Performance Unit Awards.  A performance unit award provides for a cash payment to be made to the participant upon the satisfaction of predetermined individual and/or Company (or affiliate) performance goals or objectives based on selected performance criteria, based on the number of units awarded to the participant.  The Plan Committee sets forth in the applicable performance unit award agreement the performance goals and objectives (and the period of time to which the goals and objectives shall apply), which the participant and/or Company would be required to satisfy before the participant would become entitled to payment, the number of units awarded to the participant and the dollar value assigned to each such unit.  At the time of the award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions.  The holder of a performance unit is entitled to receive a cash payment equal to the dollar value assigned to the unit under the applicable performance unit award agreement if the participant and/or the Company satisfies (or partially satisfies, if applicable under the applicable performance unit award agreement) the performance goals and objectives set forth in the performance unit award agreement.  If achieved, the payment shall be made no later than by the 15th day of the third month following the year to which the performance goals and objectives relate, unless otherwise structured to comply with Code Section 409A.

Stock Appreciation Rights.  A SAR provides the participant to whom it is granted the right to receive, upon its exercise, cash or shares equal to the excess of (A) the fair market value of the number of shares subject to the SAR on the date of exercise, over (B) the product of the number of shares subject to the SAR multiplied by the base value for the SAR, as determined by the Plan Committee or the Board of Directors.  The Plan Committee sets forth in the applicable SAR award agreement the terms and conditions of the SAR, including the base value for the SAR (which shall not be less than the fair market value of a share on the date of grant), the number of shares subject to the SAR and the period during which the SAR may be exercised and any other special rules and/or requirements which the Plan Committee imposes on the SAR.  No SAR shall be exercisable after the expiration of ten years from the date of grant.  A tandem SAR is a SAR granted in connection with a related option, the exercise of some or all of which results in termination of the entitlement to purchase some or all of the shares under the related option.  If the Plan Committee grants a tandem SAR, it will be granted at the same time as the related option, and additional restrictions apply.

Distribution Equivalent Rights.  A distribution equivalent right entitles the participant to receive bookkeeping credits, cash payments and/or ordinary share distributions equal in amount to the distributions that would be made to the participant had the participant held a specified number of shares during the period the participant held the distribution equivalent rights.  The Plan Committee sets forth in the applicable distribution equivalent rights award agreement the terms and conditions, if any, including whether the participant is to receive credits currently in cash, is to have the credits reinvested (at fair market value determined as of the date of reinvestment) in additional shares or is to be entitled to choose among such alternatives.  Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code, and, if the award becomes vested, the distribution of the cash or shares shall be made no later than by the 15th day of the third month following the year in which the participant’s interest in the award vests, unless otherwise structured to comply with Code Section 409A.  Distribution equivalent rights awards may be settled in cash or in shares, as set forth in the applicable distribution equivalent rights award agreement.  A distribution equivalent rights award may, but need not be, awarded in tandem with another award (but not an option or SAR award, whereby, if so awarded, the distribution equivalent rights award shall expire, terminate or be forfeited by the participant, as applicable, under the same conditions as under such other award.  The distribution equivalent rights award agreement for a distribution equivalent rights award may provide for the crediting of interest on a distribution equivalent rights award to be settled in cash at a future date (but in no event later than by the 15th day of the third calendar month next following the end of the year in which the interest was credited and vested), at a rate set forth in the applicable distribution equivalent rights award agreement, on the amount of cash payable thereunder.

Termination of Employment.  Upon termination of a participant’s employment with the Company or a subsidiary, the participant’s Awards will terminate 90 days after termination of employment, if on account of participant’s the total and permanent disability or death, one year thereafter; if for cause, immediately upon termination of employment; and, in general, if for any other reason, 90 days after termination of employment.

Recapitalization or Reorganization.  Subject to certain restrictions, the Plan provides for the adjustment of shares underlying awards previously granted if, and whenever, prior to the expiration or distribution to the participant of shares underlying an award theretofore granted, the Company shall effect a subdivision or consolidation of our shares or the payment of a stock dividend on our shares without receipt of consideration by the Company.  If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted award, the participant shall be entitled to receive (or entitled to purchase, if applicable) under the award, in lieu of the number of shares then covered by the award, the number and class of shares and securities to which the participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the participant had been the holder of record of the number of shares then covered by the award.  The Plan also provides for the adjustment of shares underlying awards previously granted in the event of changes to our outstanding shares by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split-up, spin-off, exchange or other relevant change in capitalization occurring after the date of the grant of any award, subject to certain restrictions.

Amendment and Termination.  The Plan expires ten years from the date adopted by the Board, unless sooner terminated pursuant to its terms, except as to awards outstanding on that date.  The Board of Directors may terminate the Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that, without a participant’s consent, the Plan’s termination does not materially and adversely impair the participant’s rights with respect to any outstanding award.  The Board of Directors may alter or amend the Plan from time to time; except that, without the approval by a majority of the stockholders, no amendment or modification of the Plan may (i) materially increase the benefits accruing to holders, (ii) except as otherwise expressly provided in the Plan, materially increase the number of shares subject to the Plan or the individual award agreements, (iii) materially modify the requirements for participation, or (iv) amend, modify or suspend certain re-pricing prohibitions or amendment and termination provisions as specified therein.

In addition, amendment of an award that would materially and adversely impair the rights of its holder may be made without the holder’s consent (unless required to cause the Plan and/or Award to be exempt from or comply with Section 409A of the Code).

Four directors and four employees are eligible to participate in the Plan.  No awards had been granted under the Plan.  The closing bid price of the Company’s common stock on October 31, 2020 was $ 60.00.

The following table sets forth information regarding securities authorized for issuance under existing equity compensation plans, as of December 31, 2019:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	879	106	0
Equity compensation plans not approved by security holders	0	0	0
Total	879	106	0

The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of the Plan.

Stockholder approval of the 2020 Equity Incentive Plan firm is not required by law or our bylaws.  However, the Board of Directors is submitting the Plan to stockholders as a matter of good corporate practice and believes doing so may be helpful with respect to any future stock exchange listing or to qualify for an exemption from Section 16(b) of the Exchange Act.  If the stockholders fail to approve the Plan, the Board will consider whether to terminate the Plan.  A copy of the Plan is attached to this Proxy Statement as Exhibit A.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL  OF THE
2020 EQUITY INCENTIVE PLAN.

HOUSEHOLDING

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of our proxy materials to households at which two or more stockholders reside (“Householding”). Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to Householding, either affirmatively or implicitly by not objecting to Householding, received only one copy of our proxy materials. A stockholder who wishes to participate in Householding in the future must contact his or her broker, bank or other intermediary directly to make such request. Alternatively, a stockholder who wishes to revoke his or her consent to Householding and receive separate proxy materials for each stockholder sharing the same address must contact his or her broker, bank or other intermediary to revoke such consent. Stockholders may also obtain a separate Proxy Statement or may receive a printed or an e-mail copy of this Proxy Statement without charge by sending a written request to our Corporate Secretary, GlassBridge Enterprises, Inc., 411 East 57th Street, Suite 1-A, New York NY  10022, or by calling us at (212) 220-3300. We will promptly deliver a copy of this Proxy Statement upon request. Householding does not apply to stockholders with shares registered directly in their name.

STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

If you wish to submit a stockholder proposal that is requested to be included in our Proxy Statement for our 2021 Annual Meeting, we must receive the proposal at our principal executive offices at 411 East 57th Street, Suite 1-A, New York NY  10022 by the close of business on July 13, 2021. The proposal must also comply with all applicable statutes and regulations and must be sent to the attention of our Corporate Secretary.

If you want to present any other proposal or nominate a person to be elected as a director at our 2021 annual meeting, the proposal or nomination must be received in writing by our Corporate Secretary at our principal executive offices by September 23, 2021. However, if the next annual meeting is to be held before November 22, 2021 or after January 21, 2022, then the proposal or nomination must be received before the later of (i) the close of business on the 21st day following the day on which notice of the meeting date is mailed or public disclosure of the meeting date is made, whichever occurs first, and (ii) the close of business 90 days before the annual meeting. The proposal or nomination must contain the specific information required by our bylaws. You may obtain a copy of our bylaws by writing to our Corporate Secretary.

OTHER BUSINESS

We are not aware of any business to be presented at the Annual Meeting other than the business that is explained in this Proxy Statement. If any other matter is properly presented for a vote at the Annual Meeting, the holders of the proxies will have discretionary voting authority to vote your shares.

WHERE YOU CAN FIND MORE INFORMATION

GlassBridge files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at, or obtain copies of this information by mail from, the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at (800) SEC-0330 for further information about the public reference room. GlassBridge’s filings with the SEC are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at www.sec.gov.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements or other information concerning us, without charge, by written request directed to our Corporate Secretary, GlassBridge Enterprises, Inc., 411 East 57th Street, Suite 1-A, New York NY  10022, or by calling us at (212) 220-3300.

Dated: November 10, 2020	BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Daniel Strauss
Daniel Strauss
Chief Executive Officer

EXHIBIT A

GLASSBRIDGE ENTERPRISES, INC.
2020 EQUITY INCENTIVE PLAN

ARTICLE I
PURPOSE

The purpose of this GlassBridge Enterprises, Inc. 2020 Equity Incentive Plan (the “Plan”) is to benefit the Company and its stockholders, by assisting the Company and its subsidiaries to attract, retain and provide incentives to key management employees, directors, and consultants of the Company and its Affiliates, and to align the interests of such service providers with those of the Company’s stockholders.  Accordingly, the Plan provides for the granting of Non-qualified Stock Options, Incentive Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Performance Stock Awards, Performance Unit Awards, Unrestricted Stock Awards, Distribution Equivalent Rights or any combination of the foregoing.

ARTICLE II
DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

2.1          “Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code or other entity in which the Company has a controlling interest in such entity or another entity which is part of a chain of entities in which the Company or each entity has a controlling interest in another entity in the unbroken chain of entities ending with the applicable entity.

2.2          “Award” shall mean, individually or collectively, any Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, Performance Unit Award, Stock Appreciation Right, Distribution Equivalent Right or Unrestricted Stock Award.

2.3          “Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, as amended.

2.4          “Board” shall mean the Board of Directors of the Company.

2.5          “Base Value” shall have the meaning given to such term in Section 14.2.

2.6          “Cause” shall mean (i) if the Holder is a party to an employment or service agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term), “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

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2.7          “Change of Control” means an event that would be required to be reported as a “change in control” of the Company on Exchange Act Form 8-K.

2.8          “Code” shall mean the United States of America Internal Revenue Code of 1986, as amended.  Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

2.9          “Committee” shall mean a committee comprised of two (2) or more members of the Board who are selected by the Board as provided in Section 4.1.

2.10        “Company” means GlassBridge Enterprises, Inc., a Delaware corporation.

2.11        “Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

2.12        “Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

2.13        “Distribution Equivalent Right” shall mean an Award granted under Article XIII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Shares during the period the Holder held the Distribution Equivalent Right.

2.14        “Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

2.15        “Effective Date” shall mean October 30,2020,

2.16        “Employee” shall mean any employee, including any officer, of the Company or an Affiliate.

2.17        “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.18        “Fair Market Value” shall mean, as of any specified date, the closing sales price of the Shares for such date (or, in the event that the Shares are not traded on such date, on the immediately preceding trading date) on the NASDAQ Stock Market (“NASDAQ”), as reported by NASDAQ, or such other domestic or foreign national securities exchange on which the Shares may be listed.  If the Shares are not listed on NASDAQ or on a national securities exchange, but are quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Shares shall be the mean of the highest bid and lowest asked prices per Share for such date.  If the Shares are not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means may be set forth with greater specificity in the applicable Award Agreement).  The Fair Market Value of property other than Shares shall be determined by the Board in good faith by any fair and reasonable means consistent with the requirements of applicable law.

2.19        “Family Member” of an individual shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

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2.20        “Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, who has acquired such Award in accordance with the terms of the Plan, as applicable.

2.21        “Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” and conforms to the applicable provisions of Section 422 of the Code.

2.22        “Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

2.23        “Non-qualified Stock Option” shall mean an Option which is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.24        “Option” shall mean an Award granted under Article VII of the Plan of an option to purchase Shares and shall include both Incentive Stock Options and Non-qualified Stock Options.

2.25        “Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

2.26        “Performance Criteria” shall mean the criteria selected by the Committee for purposes of establishing the Performance Goal(s) for a Holder for a Performance Period.

2.27        “Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria, which may be related to the performance of the Holder, the Company or an Affiliate.

2.28        “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of the Performance Goals shall be measured for purposes of determining a Holder’s right to, and the payment of, a Performance Stock Award or a Performance Unit Award.

2.29        “Performance Stock Award” or “Performance Stock” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined Performance Goals, Shares are paid to the Holder.

2.30        “Performance Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Stock Award.

2.31        “Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

2.32        “Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined Performance Goals, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

2.33        “Performance Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

2.34        “Plan” shall mean this GlassBridge Enterprises, Inc. 2020 Equity Incentive Plan, as amended from time to time, together with each Award Agreement hereunder.

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2.35        “Restricted Stock Award” and “Restricted Stock” shall mean an Award granted under Article VIII of the Plan of Shares, the transferability of which by the Holder is subject to Restrictions.

2.36        “Restricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

2.37        “Restricted Stock Unit Award” and “RSUs”  shall refer to an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

2.38        “Restricted Stock Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

2.39        “Restriction Period” shall mean the period of time for which Shares subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Agreement.

2.40        “Restrictions” shall mean the forfeiture, transfer and/or other restrictions applicable to Shares awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Agreement.

2.41        “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

2.42        “Shares” or “Stock” shall mean the common stock of the Company, par value $0.01 per share.

2.43        “Stock Appreciation Right” or “SAR” shall mean an Award granted under Article XIV of the Plan of a right, granted alone or in connection with a related Option, to receive a payment equal to the increase in value of a specified number of Shares between the date of Award and the date of exercise.

2.44        “Stock Appreciation Right Agreement” shall mean a written agreement between the Company and a Holder with respect to a Stock Appreciation Right.

2.45        “Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of some or all of which results in termination of the entitlement to purchase some or all of the Shares under the related Option, all as set forth in Article XIV.

2.46        “Ten Percent Stockholder” shall mean an Employee who, at the time an Option is granted to him or her, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

2.47        “Termination of Service”  shall mean a termination of a Holder’s employment with, or status as a Director or Consultant of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death, except as provided in Section 6.4.  In the event Termination of Service shall constitute a payment event with respect to any Award subject to Code Section 409A, Termination of Service shall only be deemed to occur upon a “separation from service” as such term is defined under Code Section 409A and applicable authorities.

2.48        “Total and Permanent Disability” of an individual shall mean the inability of such individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, within the meaning of Section 22(e)(3) of the Code.

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2.49        “Unit” shall mean a bookkeeping unit, which represents such monetary amount as shall be designated by the Committee in each Performance Unit Agreement, or represents one Share for purposes of each Restricted Stock Unit Award.

2.50        “Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of Shares which are not subject to Restrictions.

2.51        “Unrestricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.

ARTICLE III
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the Effective Date, provided that the Plan is approved by the stockholders of the Company within twelve (12) months of such date.

ARTICLE IV
ADMINISTRATION

4.1         Composition of Committee.  The Plan shall be administered by the Committee, which shall be appointed by the Board.  If necessary, in the Board’s discretion, to comply with Rule 16b-3 under the Exchange Act or relevant securities exchange or inter-dealer quotation service, the Committee shall consist solely of two (2) or more Directors who are each (i) “non-employee directors” within the meaning of Rule 16b-3 and (ii) “independent” for purposes of any applicable listing requirements;.  If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

4.2         Powers.  Subject to the other provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to (i) determining which Employees, Directors or Consultants shall receive an Award, (ii) the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), (iii) what type of Award shall be granted, (iv) the term of an Award, (v) the date or dates on which an Award vests, (vi) the form of any payment to be made pursuant to an Award, (vii) the terms and conditions of an Award (including the forfeiture of the Award, and/or any financial gain, if the Holder of the Award violates any applicable restrictive covenant thereof), (viii) the Restrictions under a Restricted Stock Award, (ix) the number of Shares which may be issued under an Award, (x) Performance Goals applicable to any Award and certification of the achievement of such goals, and (xi) the waiver of any Restrictions or Performance Goals, subject in all cases to compliance with applicable laws.  In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion may deem relevant.

4.3         Additional Powers.  The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan.  Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, to determine the terms, restrictions and provisions of each Award and to make all other determinations necessary or advisable for administering the Plan.  The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent the Committee shall deem necessary, appropriate or expedient to carry it into effect.  The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

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4.4         Committee Action.  Subject to compliance with all applicable laws, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.  No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

ARTICLE V
SHARES SUBJECT TO PLAN AND LIMITATIONS THEREON

5.1         Authorized Shares and Award Limits.  The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI.  Subject to Article XV, the aggregate number of Shares that may be issued under the Plan shall not exceed 2900 Shares.  Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award.  To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any Shares subject to such Award shall again be available for the grant of a new Award.  Notwithstanding any provision in the Plan to the contrary, the maximum number of Shares that may be subject to Awards of Options under Article VII and/or Stock Appreciation Rights under Article XIV, in either or both cases granted to any one person during any calendar year, shall be 160 Shares (subject to adjustment in the same manner as provided in Article XV with respect to Shares subject to Awards then outstanding).

5.2         Types of Shares.  The Shares to be issued pursuant to the grant or exercise of an Award may consist of authorized but unissued Shares, Shares purchased on the open market or Shares previously issued and outstanding and reacquired by the Company.

ARTICLE VI
ELIGIBILITY AND TERMINATION OF SERVICE

6.1         Eligibility  Awards made under the Plan may be granted solely to individuals or entities who, at the time of grant, are Employees, Directors or Consultants.  An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-qualified Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, an Unrestricted Stock Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, or any combination thereof, and solely for Employees, an Incentive Stock Option.

6.2         Termination of Service.  Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.3 or 6.4, the following terms and conditions shall apply with respect to a Holder’s Termination of Service with the Company or an Affiliate, as applicable:

(a)          The Holder’s rights, if any, to exercise any then exercisable Options and/or Stock Appreciation Rights shall terminate:

(i)          If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such Termination of Service;

(ii)          If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such Termination of Service; or

(iii)          If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Options and Stock Appreciation Rights.  Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for a different time period in the Award Agreement, or may extend the time period, following a Termination of Service, during which the Holder has the right to exercise any vested Non-qualified Stock Option or Stock Appreciation Right, which time period may not extend beyond the expiration date of the Award term.

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(b)          In the event of a Holder’s Termination of Service for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or RSUs shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or RSUs.  Notwithstanding the immediately preceding sentence, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such Termination of Service that all or a portion of any such Holder’s Restricted Stock and/or RSUs shall not be so canceled and forfeited.

6.3         Special Termination Rule.  Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding.  Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.2, provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-qualified Stock Option.  Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

6.4         Termination of Service for Cause.  Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, in the event of a Holder’s Termination of Service for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such Termination of Service.

ARTICLE VII
OPTIONS

7.1         Option Period. The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

7.2         Limitations on Exercise of Option.  An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

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7.3         Special Limitations on Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-qualified Stock Options.  The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination.  No Incentive Stock Option shall be granted to an Employee if, at the time the Incentive Stock Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to the Incentive Stock Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.  No Incentive Stock Option shall be granted more than ten (10) years from the earlier of the Effective Date or date on which the Plan is approved by the Company’s stockholders.  The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

7.4         Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the other provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of Shares (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, and 6.4, as applicable, specify the effect of Termination of Service on the exercisability of the Option.  Moreover, without limiting the generality of the foregoing, a Non-qualified Stock Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by (a) establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of Shares to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the Shares from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (b) reducing the number of Shares to be issued upon exercise of the Option by the number of such Shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise.  An Option Agreement may also include provisions relating to:  (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to, upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made upon a Change of Control resulting from the operation of the Plan or of such Option Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine.  The terms and conditions of the respective Option Agreements need not be identical.

7.5         Option Price and Payment.  The price at which an Share may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of an Share on the date such Option is granted (or 110% of Fair Market Value for an Incentive Stock Option held by Ten Percent Stockholder, as provided in Section 7.3), and (ii) shall be subject to adjustment as provided in Article XV.  The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company.  The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of Shares otherwise issuable in connection with the exercise of the Option.  Separate share certificates shall be issued by the Company for those Shares acquired pursuant to the exercise of an Incentive Stock Option and for those Shares acquired pursuant to the exercise of a Non-qualified Stock Option.

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7.6         Stockholder Rights and Privileges.  The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such Shares as have been purchased under the Option and for which share certificates have been registered in the Holder’s name.

7.7         Options and Rights in Substitution for Stock or Options Granted by Other Corporations.  Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees, Directors or Consultants as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock or shares of the employing entity with the result that such employing entity becomes an Affiliate.

7.8         Prohibition Against Re-Pricing  Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Option or Stock Appreciation Right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

ARTICLE VIII
RESTRICTED STOCK AWARDS

8.1         Award.  A Restricted Stock Award shall constitute an Award of Shares to the Holder as of the date of the Award which are subject to a “substantial risk of forfeiture” as defined under Section 83 of the Code during the specified Restriction Period.  At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award.  Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee.  The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

8.2         Terms and Conditions.  At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate.  The Company shall cause the Shares to be issued in the name of Holder, either by book-entry registration or issuance of one or more stock certificates evidencing the Shares, which Shares or certificates shall be held by the Company or the stock transfer agent or brokerage service selected by the Company to provide services for the Plan.  The Shares shall be restricted from transfer and shall be subject to an appropriate stop-transfer order, and if any certificate is issued, such certificate shall bear an appropriate legend referring to the restrictions applicable to the Shares.  After any Shares vest, the Company shall deliver the vested Shares, in book-entry or certificated form in the Company’s sole discretion, registered in the name of Holder or his or her legal representatives, beneficiaries or heirs, as the case may be, less any Shares withheld to pay withholding taxes.  If provided for under the Restricted Stock Agreement, the Holder shall have the right to vote Shares subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Shares during the Restriction Period.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the Restriction Period.  Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Agreement made in conjunction with the Award.  Such Restricted Stock Agreement may also include provisions relating to:  (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a Change of Control resulting from the operation of the Plan or of such Restricted Stock Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine.  The terms and conditions of the respective Restricted Stock Agreements need not be identical.  All Shares delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder at the time of vesting.

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8.3         Payment for Restricted Stock.  The Committee shall determine the amount and form of any payment from a Holder for Shares received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Shares received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

ARTICLE IX
UNRESTRICTED STOCK AWARDS

9.1         Award.  Shares may be awarded (or sold) to Employees, Directors or Consultants under the Plan which are not subject to Restrictions of any kind, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

9.2         Terms and Conditions.  At the time any Award is made under this Article IX, the Company and the Holder shall enter into an Unrestricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

9.3         Payment for Unrestricted Stock.  The Committee shall determine the amount and form of any payment from a Holder for Shares received pursuant to an Unrestricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Shares received pursuant to an Unrestricted Stock Award, except to the extent otherwise required by law.

ARTICLE X
RESTRICTED STOCK UNIT AWARDS

10.1       Award.  A Restricted Stock Unit Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Holder at the end of a specified Restriction Period.  At the time a Restricted Stock Unit Award is made, the Committee shall establish the Restriction Period applicable to such Award.  Each Restricted Stock Unit Award may have a different Restriction Period, in the discretion of the Committee.  A Restricted Stock Unit shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares prior to the time the Holder shall receive a distribution of Shares pursuant to Section 10.3.

10.2       Terms and Conditions..  At the time any Award is made under this Article X, the Company and the Holder shall enter into a Restricted Stock Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate.  The Restricted Stock Unit Agreement shall set forth the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to distribution pursuant to Section 10.3 and the number of Units awarded to the Holder.  Such conditions shall be sufficient to constitute a “substantial risk of forfeiture” as such term is defined under Section 409A of the Code.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards in the Restricted Stock Unit Agreement, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable vesting period.  The terms and conditions of the respective Restricted Stock Unit Agreements need not be identical.

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10.3       Distributions of Shares.  The Holder of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of an Share, or one Share, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement.  Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested (i.e., no longer subject to a “substantial risk of forfeiture”).

ARTICLE XI
PERFORMANCE UNIT AWARDS

11.1       Award.  A Performance Unit Award shall constitute an Award under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) Performance Goals based on selected Performance Criteria, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.  At the time a Performance Unit Award is made, the Committee shall establish the Performance Period and applicable Performance Goals.  Each Performance Unit Award may have different Performance Goals, in the discretion of the Committee.  A Performance Unit Award shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares.

11.2       Terms and Conditions.  At the time any Award is made under this Article XI, the Company and the Holder shall enter into a Performance Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate.  The Committee shall set forth in the applicable Performance Unit Agreement the Performance Period, Performance Criteria and Performance Goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.3, the number of Units awarded to the Holder and the dollar value or formula assigned to each such Unit.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable performance period.  The terms and conditions of the respective Performance Unit Agreements need not be identical.

11.3       Payments.  The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Agreement) the Performance Goals set forth in such Performance Unit Agreement.  All payments shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

ARTICLE XII
PERFORMANCE STOCK AWARDS

12.1       Award.  A Performance Stock Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Holder at the end of a specified Performance Period subject to achievement of specified Performance Goals.  At the time a Performance Stock Award is made, the Committee shall establish the Performance Period and applicable Performance Goals based on selected Performance Criteria.  Each Performance Stock Award may have different Performance Goals, in the discretion of the Committee.  A Performance Stock Award shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares unless and until the Holder shall receive a distribution of Shares pursuant to Section 11.3.

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12.2       Terms and Conditions.  At the time any Award is made under this Article XII, the Company and the Holder shall enter into a Performance Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate.  The Committee shall set forth in the applicable Performance Stock Agreement the Performance Period, selected Performance Criteria and Performance Goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of Shares pursuant to such Holder’s Performance Stock Award and the number of Shares subject to such Performance Stock Award.  Such distribution shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code.  If such Performance Goals are achieved, the distribution of Shares (or the payment of cash, as determined in the sole discretion of the Committee), shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Stock Awards, including, but not limited to, rules pertaining to the effect of the Holder’s Termination of Service prior to the expiration of the applicable performance period.  The terms and conditions of the respective Performance Stock Agreements need not be identical.

12.3       Distributions of Shares.  The Holder of a Performance Stock Award shall be entitled to receive a cash payment equal to the Fair Market Value of a Share, or one Share, as determined in the sole discretion of the Committee, for each Performance Stock Award subject to such Performance Stock Agreement, if the Holder satisfies the applicable vesting requirement.  Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

ARTICLE XIII
DISTRIBUTION EQUIVALENT RIGHTS

13.1       Award.  A Distribution Equivalent Right shall entitle the Holder to receive bookkeeping credits, cash payments and/or Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Shares during the specified period of the Award.

13.2       Terms and Conditions.  At the time any Award is made under this Article XIII, the Company and the Holder shall enter into a Distribution Equivalent Rights Award Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate.  The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions, if any, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional Shares or is to be entitled to choose among such alternatives.  Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests.  Distribution Equivalent Rights Awards may be settled in cash or in Shares, as set forth in the applicable Distribution Equivalent Rights Award Agreement.  A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award (other than an Option or a SAR), whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

13.3       Interest Equivalents.  The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest is credited and vested), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

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ARTICLE XIV
STOCK APPRECIATION RIGHTS

14.1       Award.  A Stock Appreciation Right shall constitute a right, granted alone or in connection with a related Option, to receive a payment equal to the increase in value of a specified number of Shares between the date of Award and the date of exercise.

14.2       Terms and Conditions.  At the time any Award is made under this Article XIV, the Company and the Holder shall enter into a Stock Appreciation Right Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate.  The Committee shall set forth in the applicable Stock Appreciation Right Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which shall be not less than the Fair Market Value of an Share on the date of grant of the Stock Appreciation Right, (ii) the number of Shares subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right.  Upon the exercise of some or all of the portion of a Stock Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of Shares having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

(a)          The excess of (i) the Fair Market Value of an Share on the date of exercise, over (ii) the Base Value, multiplied by,

(b)          The number of Shares with respect to which the Stock Appreciation Right is exercised.

14.3          Tandem Stock Appreciation Rights.  If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right shall be granted at the same time as the related Option, and the following special rules shall apply:

(a)          The Base Value shall be equal to or greater than the per Share exercise price under the related Option;

(b)          The Tandem Stock Appreciation Right may be exercised for all or part of the Shares which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a Share is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be canceled);

(c)          The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d)          The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per Share exercise price under the related Option and the Fair Market Value of the Shares subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of the Shares with respect to which the Tandem Stock Appreciation Right is exercised; and

(e)          The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of the Shares subject to the related Option exceeds the per Share exercise price under the related Option.

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ARTICLE XV
RECAPITALIZATION OR REORGANIZATION

15.1       Adjustments to Shares.  The shares with respect to which Awards may be granted under the Plan are Shares as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of Shares underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of the Shares or the payment of an Share dividend on Shares without receipt of consideration by the Company, the number of Shares with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding Shares, shall be proportionately increased, and the purchase price per Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Shares, shall be proportionately reduced, and the purchase price per Share shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XV, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

15.2       Recapitalization.  If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of Shares then covered by such Award, the number and class of shares and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of Shares then covered by such Award.

15.3       Other Events.  In the event of changes to the outstanding Shares by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split‑up, spin‑off, exchange or other relevant change in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of Shares or other consideration subject to such Awards.  In the event of any adjustment pursuant to Sections 15.1, 15.2 or this Section 15.3, the aggregate number of Shares available under the Plan pursuant to Section 5.1 may be appropriately adjusted by the Board, the determination of which shall be conclusive.  In addition, the Committee may make provision for a cash payment to a Holder or a person who has an outstanding Award.  In addition, the Committee may make provision for a cash payment to a Holder or a person who has an outstanding Award.

15.4       Change of Control.  The Committee may, in its sole discretion, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control, cause any Award either (i) to be canceled in consideration of a payment in cash or other consideration in amount per share equal to the excess, if any, of the price or implied price per Share in the Change of Control over the per Share exercise, base or purchase price of such Award, which may be paid immediately or over the vesting schedule of the Award; (ii) to be assumed, or new rights substituted therefore, by the surviving corporation or a parent or subsidiary of such surviving corporation following such Change of Control; (iii) accelerate any time periods, or waive any other conditions, relating to the vesting, exercise, payment or distribution of an Award so that any Award to a Holder whose employment has been terminated as a result of a Change of Control may be vested, exercised, paid or distributed in full on or before a date fixed by the Committee; (iv) to be purchased from a Holder whose employment has been terminated as a result of a Change of Control, upon the Holder’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such Award been currently exercisable or payable; or (v) terminate any then outstanding Award or make any other adjustment to the Awards then outstanding as the Committee deems necessary or appropriate to reflect such transaction or change.  The number of Shares subject to any Award shall be rounded to the nearest whole number.

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15.5       Powers Not Affected.  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Shares or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

15.6       No Adjustment for Certain Awards.  Except as hereinabove expressly provided, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of Shares subject to Awards theretofore granted or the purchase price per Share, if applicable.

ARTICLE XVI
AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XVI, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date).  The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder.  The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of stockholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Holders, (ii) except as otherwise expressly provided in Article XV, materially increase the number of Shares subject to the Plan or the individual Award Agreements specified in Article V, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify or suspend Section 7.7 (re-pricing prohibitions) or this Article XVI.  In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to exempt the Plan or any Award from Section 409A of the Code).

ARTICLE XVII
MISCELLANEOUS

17.1       No Right to Award.  Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

17.2       No Rights Conferred.  Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

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17.3       Other Laws; No Fractional Shares; Withholding.  The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award.  Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or Shares issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code.  No fractional Shares shall be delivered, nor shall any cash in lieu of fractional Shares be paid.  The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.  In the case of any Award satisfied in the form of Shares, no Shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award.  Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Shares (including Shares issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

17.4       No Restriction on Corporate Action.  Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan.  No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

17.5       Restrictions on Transfer.  No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) where permitted under applicable tax rules, by gift to any Family Member of the Holder, subject to compliance with applicable laws.  An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee.  Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 17.3 hereof.

17.6       Beneficiary Designations  Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death.  Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime.  In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

17.7       Rule 16b-3.  It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3.  If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

17.8       Clawback Policy.  Notwithstanding any contained herein or in any incentive “performance based” Awards under the Plan shall be subject to reduction, forfeiture or repayment by reason of a correction or restatement of the Company’s financial information if and to the extent such reduction or repayment is required by any applicable law.

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17.9       Section 409A.  Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code unless such Award shall be structured to be exempt from or comply with all requirements of Code Section 409A.  The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (or to be exempt therefrom) and shall be so interpreted and construed and no amount shall be paid or distributed from the Plan unless and until such payment complies with all requirements of Code Section 409A.  It is the intent of the Company that the provisions of this Agreement and all other plans and programs sponsored by the Company be interpreted to comply in all respects with Code Section 409A, however, the Company shall have no liability to the Holder, or any successor or beneficiary thereof, in the event taxes, penalties or excise taxes may ultimately be determined to be applicable to any payment or benefit received by the Holder or any successor or beneficiary thereof.

17.10     Indemnification.  Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

17.11     Other Benefit Plans.  No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received.  Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

17.12     Limits of Liability.  Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement.  None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

17.13     Governing Law.  Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

17.14     Severability of Provisions.  If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

17.15     No Funding.  The Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.  Prior to receipt of Shares or a cash distribution pursuant to the terms of an Award, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Holder shall have no greater claim to the Shares underlying such Award or any other assets of the Company or Affiliate than any other unsecured general creditor.

17.16     Headings.  Headings used throughout the Plan are for convenience only and shall not be given legal significance.

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D26257-P45146

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GLASSBRIDGE ENTERPRISES, INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert Searing (Class II Director Nominee)
02) Alex Spiro (Class II Director Nominee)
03) Robert Torricelli (Class III Director Nominee)

	For	Against	Abstain
2. To ratify the appointment of Turner, Stone & Company, L.L.P. as our independent registered public accounting firm for the fiscal year 2020.	☐	☐	☐
3. To approve the 2020 Equity Incentive Plan.	☐	☐	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date